UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1. Reports to Stockholders.

The India Fund, Inc. (IFN)
Annual Report
December 31, 2023
abrdn.com

Managed Distribution Policy  (unaudited)

The Board of Directors of The India Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily net asset value (“NAV”) for the previous three months as of the month-end prior to declaration.
The Fund’s distributions will be paid in newly issued shares of common stock of the Fund to all shareholders who have not otherwise elected to receive cash. Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year,
December 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
The distributions for the fiscal year ended December 31, 2023 consisted of 100% net realized long-term capital gains.
In January 2024, a Form 1099-DIV was sent to shareholders, which stated the final amount and composition of distributions and provided information with respect to their appropriate tax treatment for the 2023 calendar year.

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of The India Fund, Inc. (the “Fund”), for the fiscal year ended December 31, 2023.
The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.
Total Investment Return1
For the fiscal year ended December 31, 2023, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	21.29%
Market Price[2]	36.55%
MSCI India Index (Net Daily Total Return)[4]	20.81%
For more information about Fund performance, please visit the Fund on the web at www.abrdnifn.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
12/31/2023	$17.87	$18.29	2.35%
12/31/2022	$16.29	$14.81	-9.09%
During the fiscal year ended December 31, 2023, the Fund’s NAV was within a range of $15.15 to $17.87 and the Fund’s market price traded within a range of $14.48 to $18.40. During the fiscal year ended December 31, 2023, the Fund’s shares traded within a range of a premium(+)/discount(-) of 7.05% to -6.96%.
Managed Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. In February 2024, the Board determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in June 2024. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On February 9, 2024, the Fund announced that it will pay on March 28, 2024, a stock distribution of US $0.43 per share to all shareholders of record as of February 22, 2024. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.
Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	The MSCI India Index (Net Daily Total Return) is designed to measure the performance of the large and mid-cap segments of the Indian market. With 131 constituents, the index covers approximately 85% of the Indian equity universe. The Index is calculated net of withholding taxes, to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For more information about Fund performance, please visit http://www.abrdnifn.com.
1

Letter to Shareholders  (unaudited)  (concluded)

Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended December 31, 2023, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12-month period.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.)
Late in the reporting period, members of the Fund's Board of Directors joined the Fund's investment team for meetings in India with representatives of a number of the Fund's holdings. The Board welcomed this opportunity to meet with those representatives, and found the discussions to be helpful.
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

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All amounts are U.S. Dollars unless otherwise stated.
2

Report of the Investment Manager  (unaudited)

Market review
India was one of the best-performing equity markets for the 12-month period ending December 31, 2023, delivering relatively better returns compared to other emerging markets and the broader Asia-Pacific ex-Japan region. All sectors on the Morgan Stanley Capital International (MSCI) India Index (Net Daily Total Return)1 registered gains as the index rose 20.81%2 in U.S. dollar terms.
Much of India’s performance was underpinned by robust domestic conditions despite volatility in the global market. The Indian economy remains one of the fastest-growing major economies in the world. Infrastructure is undergoing an upcycle, which is spurred by public capital expenditure (CapEx). Inflation is under control, barring the occasional spikes in food prices. The current account deficit remains in check as the central bank builds its foreign exchange reserves. The Reserve Bank of India has also maintained interest rates since February 2023, and is expected to embark on an easing cycle sometime in 2024, in tandem with other major central banks. Meanwhile, a recovery in mass market consumption is underway as employment and wages gradually revert to pre-pandemic levels.
India is also preparing for its national parliamentary elections set to take place between April and May 2024. We expect Prime Minister Narendra Modi to win a third term and continue with his economic and reforms agenda. This follows a strong showing from Modi’s Bharatiya Janata Party in three state elections at the start of December.
Performance review
The India Fund returned 21.29%3 on a net asset value (NAV) basis for the 12-month period ending December 31, 2023. The Fund outperformed the benchmark’s 20.81%2 return. Since the tail-end of 2022, we have actively repositioned the portfolio towards the CapEx theme amid the Indian government’s push to step up infrastructure development across the country. This repositioning served the Fund well in 2023, as strong stock selection in the utilities, materials, industrials, and real estate sectors offset the weakness in consumer holdings sector.
The utilities sector was the top contributor to relative performance. Our holdings in Power Grid Corporation of India (Power Grid) and ReNew Energy Global sharply outperformed the benchmark. Power Grid’s development pipeline and earnings visibility remains robust, and we remain positive on the company’s near-term outlook. At the same time, not holding Adani Total Gas, Adani Transmission, Adani
Green Energy, and Adani Enterprises further contributed to relative performance. The conglomerate saw a massive sell-off in its names at the beginning of 2023 after a short-seller report accused Adani of stock manipulation and accounting fraud. While Adani’s valuations in 2022 contributed significantly to the Fund’s underperformance during that year, we were clear about our reservations over the transparency and accounting practices of this group. We believe our decision to continue avoiding the group was rewarded in 2023.
Real estate also contributed to relative performance. Though the sector itself is highly fragmented, we hold what we feel are quality names in Prestige Estates Projects and Godrej Properties, both of which announced strong residential pre-sales numbers over the year. India is undergoing a long overdue recovery in residential property sales, and the overall sector remains supported by policies aimed at providing affordable housing.
UltraTech Cement was a key driver for relative performance in materials. Its share price rose on a robust set of results and continued demand growth, led by infrastructure development and residential real estate. Likewise, our industrials exposure in ABB India, KEI Industries, and Larsen & Toubro (L&T) fared well amid the public CapEx push and India’s accelerating infrastructure story. ABB India’s shares rose on good results, driven by continued healthy volumes, better product mix, robust order growth across segments, and improved realization on its investments. KEI Industries saw better demand for wires and cables among consumer durables. L& T’s shares also rose on strong order momentum.
The Fund’s healthcare holdings in Fortis Healthcare, Vijaya Diagnostic Centre, and JB Chemicals & Pharmaceuticals also outperformed the index, as mid-cap names in India generally did well. Holding these names, which are not represented on the broader index, highlights the benefits of our active stock picking in India and an adherence to a quality investment process. Fortis continued streamlining its portfolio, which we believe will enhance its prospects, while JB Chemicals continued to execute well on its strategy of investing in market-leading brands in selective categories within the Indian pharmaceutical market.
Not holding industry bellwether Reliance further added to relative gains. We avoided the company on corporate governance concerns around capital allocation and respecting minority shareholders. Reliance typically is a key risk for our India strategies, but we stuck to our conviction and believe we were ultimately rewarded.

{foots1}
1	The MSCI India Index is an unmanaged index considered representative of Indian stocks. The index is computed using the gross return, which does not withhold taxes for non‐resident investors.
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2	As of December 31, 2023.
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3	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
3

Report of the Investment Manager  (unaudited)  (continued)

Within the consumer sectors, not holding Tata Motors was costly as its shares rose sharply against the benchmark. Our exposures in Mahindra & Mahindra and Maruti Suzuki India also outperformed but by a lower magnitude. The Fund’s core staples4 holding in Hindustan Unilever lagged the index, but the company is still seeing volume growth and resilient sector-leading margins thanks to its reach and penetration. Some of that weakness was offset by Tata Consumer Products, which did well as it pushed ahead with a strategy to market innovative products and simplify its corporate structure. Similarly, Nestle India reported margins recovery and a beat on profits for the quarter ending September 30, 2023.
Among our bank holdings, both HDFC Bank and ICICI Bank failed to keep pace with the index, but their absolute returns were positive. HDFC Bank also completed its merger with HDFC in July, and we will continue to closely monitor post-merger execution. Some of the underperformance here was offset by PB Fintech, which runs the online insurance platform Policybazaar. Likewise, not holding Bajaj Finance was a positive as its share price corrected following a strong run.
Finally, in the energy sector, Aegis Logistics detracted from returns after a good run amid volatile global oil prices, but the company's fundamentals remain strong.
The Fund pays a quarterly distribution to shareholders. This policy did not have a significant impact on the Fund’s investment strategy over the reporting period. During the 12-month period ending December 31, 2023, the distributions comprised of realized capital gains. The Fund issued distributions totalling $1.64 per share for the 12-month period ending December 31, 2023.
Environmental, Social, and Governance (ESG)
Over the review period, we met with several of the Fund’s holdings as part of our ongoing environmental, social, and governance (ESG) efforts. Here are some key highlights:
•	We met cement manufacturer UltraTech Cement several times this year, which enhanced our investment thesis on the company’s ESG commitment. UltraTech committed to producing carbon-neutral concrete by 2050 and was among the first Indian cement companies to set a greenhouse gas emission reduction target validated by the Science Based Targets initiative. UltraTech’s climate strategy focuses on energy efficiency, alternative fuels, waste management (such as recycling and the circular economy), renewable energy, and waste heat recovery systems in the fuel mix. The key hurdles are around carbon capture technology and the kiln. Ultratech has invested in multiple partnerships and is running a pilot study on kiln electri-
fication, but the costs are currently prohibitive and will require policy support. Hence, the company is engaging the government on this. We view it as positive that UltraTech has taken rigorous efforts to reach its net-zero targets, despite the sector's decarbonization difficulty. On the governance front, the company’s audit committee is now 100% independent and there will be material board refreshment in 2024 with three directors retiring.
•	In our engagement with Renew Energy Global, we spoke about a variety of sustainability issues, including the company’s efforts on recycling and e-waste, land acquisition and water efficiency. Renew has ambitious targets and aims to become water positive and send zero waste to landfill by 2030. We will monitor these developments, which are material to our investment thesis.
•	We engaged with Vijaya Diagnostics multiple times as well and provided the company a detailed summary of disclosures we would like it to make in its forthcoming sustainability report. This included a range of granular disclosures, as well as the company’s alignment with the United Nation’s Sustainable Development Goals (UN SDGs), particularly UN SDG 3 on ‘Good Health and Well-being’ to “ensure healthy lives and promote well-being for all at all ages."[5]
•	Lastly, we met SBI Life Insurance to discuss the implementation and disclosure of a responsible investment framework and were pleased to hear that the company is adopting stewardship principles. SBI Life also has a process to analyze, engage, and exercise voting rights for its portfolio companies. The firm appreciates the importance of better disclosure and working with various regulators to understand the insurance industry’s requirements, while at the same time mapping Global Reporting Initiative G4 framework principles to its business. In addition, we were glad to hear that SBI Life has agent turnover rates lower than the industry by 50%, owing to its various initiatives, such as training and proper incentivization. Overall, SBI Life is progressing well on its ESG journey, and we will continue to track its milestones.
Outlook
India's economy is in, what we believe to be, the early stages of a cyclical upswing—it is one of the fastest-growing countries in the world, supported by a resilient domestic macro environment and supportive government policy with sufficient fiscal discipline. We assess that inflation is under control, real estate is seeing a strong rebound, and there is a public sector CapEx push around infrastructure development and manufacturing to support growth, create more jobs, and eventually spur private CapEx.
All of this is, we feel, helping to sustain attractive earnings growth and a recovery in return on equity. We have repositioned the portfolio by adding new names and topping up existing ones to take advantage of

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4	Consumer staples refers to companies associated with goods and services that consumers tend to buy in any economic climate and thus are less sensitive to changes in the economy. Examples include food and drugs.
{foots1}
5	"Sustainable Development Goal 3 of the 2030 Agenda." Africa Sustainable Development Report 2017. United Nations, November 2017. https://www.un-ilibrary.org/content/books/9789213627433c015.
4

Report of the Investment Manager  (unaudited)  (concluded)

ongoing growth trends and continue to be disciplined on quality and valuations.
We have identified near-term risks that we believe India still faces, most of which are external. These include potentially higher global energy prices, a slowdown in the world economy, and possible volatility in the run up to the 2024 parliamentary elections.
Nonetheless, we believe our core quality holdings will continue to deliver resilient compounding earnings growth over the medium term, come what may in terms of macro conditions. The portfolio's consistency of earnings growth remains healthy and the fundamentals of our holdings, including pricing power, strong balance sheets, and the ability to sustain margins remain solid. We maintain confidence in the experienced management of these companies.
Risk Considerations
Past performance is not an indication of future results.
International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the India region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.
abrdn Asia Limited

5

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2023.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	21.29%	6.14%	7.70%	9.80%
Market Price	36.55%	12.12%	11.81%	11.57%
MSCI India Index (Net Daily Total Return)	20.81%	11.97%	11.78%	9.91%
Performance of a $10,000 Investment (as of December 31, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the New York Stock Exchange ("NYSE") during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of December 31, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnifn.com or by calling 800-522-5465.
The total expenses based on the fiscal year ended December 31, 2023 was 1.49%.
6

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of December 31, 2023

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors
Financials	29.3%
Banks	20.9%
Insurance	5.1%
Financial Services	1.7%
Consumer Finance	1.6%
Consumer Staples	11.2%
Industrials	11.0%
Information Technology	8.7%
Materials	8.2%
Consumer Discretionary	7.9%
Health Care	7.6%
Communication Services	6.9%
Real Estate	5.7%
Utilities	5.2%
Energy	2.8%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(4.9%)
100.0%
The following were the Fund’s top ten holdings as of December 31, 2023:
Top Ten Holdings
HDFC Bank Ltd.	8.0%
ICICI Bank Ltd.	8.0%
UltraTech Cement Ltd.	5.3%
Hindustan Unilever Ltd.	5.3%
Infosys Ltd.	5.1%
Bharti Airtel Ltd.	4.7%
Power Grid Corp. of India Ltd.	4.4%
Larsen & Toubro Ltd.	4.1%
SBI Life Insurance Co. Ltd.	3.7%
Tata Consultancy Services Ltd.	3.6%

7

Portfolio of Investments
As of December 31, 2023

	Shares	Value
COMMON STOCKS—104.5%
INDIA—103.7%
Communication Services—6.9%
Affle India Ltd.(a)	386,766	$ 6,051,777
Bharti Airtel Ltd.	2,089,010	25,842,401
Info Edge India Ltd.	98,700	6,081,118
		37,975,296
Consumer Discretionary—7.9%
Mahindra & Mahindra Ltd.	638,136	13,219,456
Maruti Suzuki India Ltd.	136,952	16,944,312
Titan Co. Ltd.	299,882	13,273,518
		43,437,286
Consumer Staples—11.2%
Hindustan Unilever Ltd.	901,805	28,809,320
ITC Ltd.	2,518,277	13,975,295
Nestle India Ltd.	35,300	11,296,825
Tata Consumer Products Ltd.	550,000	7,194,072
		61,275,512
Energy—2.8%
Aegis Logistics Ltd.	3,595,288	15,198,678
Financials—29.3%
Aptus Value Housing Finance India Ltd.	2,446,358	9,398,172
Axis Bank Ltd.	1,378,855	18,211,855
Cholamandalam Investment & Finance Co. Ltd.	573,177	8,670,923
HDFC Bank Ltd.	2,150,542	44,019,083
ICICI Bank Ltd.	3,647,684	43,667,817
Kotak Mahindra Bank Ltd.	384,794	8,797,663
PB Fintech Ltd.(a)	829,965	7,921,996
SBI Life Insurance Co. Ltd.(b)	1,182,396	20,341,648
		161,029,157
Health Care—7.6%
Fortis Healthcare Ltd.	2,419,849	12,181,455
JB Chemicals & Pharmaceuticals Ltd.	577,561	11,238,731
Syngene International Ltd.(b)	747,661	6,312,922
Vijaya Diagnostic Centre Pvt Ltd.	1,458,762	11,815,422
		41,548,530
Industrials—11.0%
ABB India Ltd.	181,709	10,196,454
Apar Industries Ltd.	88,000	6,339,041
Container Corp. of India Ltd.	598,515	6,169,056
KEI Industries Ltd.	270,500	10,547,321
Larsen & Toubro Ltd.	535,837	22,652,930
Siemens Ltd.	99,300	4,789,539
		60,694,341
Shares		Value
Information Technology—8.7%
Infosys Ltd.	1,528,732	$ 28,292,978
Tata Consultancy Services Ltd.	429,337	19,587,688
		47,880,666
Materials—8.2%
Asian Paints Ltd.	72,418	2,952,819
Coromandel International Ltd.	285,500	4,289,724
Hindalco Industries Ltd.	1,147,473	8,455,525
UltraTech Cement Ltd.	231,610	29,160,297
		44,858,365
Real Estate—5.7%
Godrej Properties Ltd.(a)	554,915	13,371,118
Prestige Estates Projects Ltd.	1,269,469	17,678,946
		31,050,064
Utilities—4.4%
Power Grid Corp. of India Ltd.	8,553,978	24,308,177
Total India		569,256,072
UNITED KINGDOM—0.8%
Utilities—0.8%
ReNew Energy Global PLC, Class A(a)	587,812	4,502,640
Total Common Stocks		573,758,712
SHORT-TERM INVESTMENT—0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(c)	2,010,445	2,010,445
Total Short-Term Investment		2,010,445
Total Investments (Cost $341,563,735)—104.9%		575,769,157
Liabilities in Excess of Other Assets(d)—(4.9%)		(26,768,686)
Net Assets—100.0%		$549,000,471

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company

See accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities
As of December 31, 2023

Assets
Investments, at value (cost $339,553,290)	$ 573,758,712
Short-term investments, at value (cost $2,010,445)	2,010,445
Foreign currency, at value (cost $5,091,881)	5,089,662
Interest and dividends receivable	343,212
Total assets	581,202,031
Liabilities
Deferred foreign capital gains tax (Note 2g)	23,546,461
Distributions payable	6,638,122
Payable for investments purchased	1,117,177
Investment management fees payable (Note 3)	488,885
Director fees payable	76,200
Investor relations fees payable (Note 3)	36,426
Administration fees payable (Note 3)	35,908
Other accrued expenses	262,381
Total liabilities	32,201,560

Net Assets	$549,000,471
Composition of Net Assets
Capital stock ($0.001 per share) (Note 5)	$ 30,720
Paid-in capital in excess of par	353,508,429
Distributable earnings	195,461,322
Net Assets	$549,000,471
Net asset value per share based on 30,719,538 shares issued and outstanding	$ 17.87

See Notes to Financial Statements.
9

Statement of Operations
For the Year Ended December 31, 2023

Net Investment Income
Investment Income:
Dividends and other income (net of foreign withholding taxes of $1,389,209)	$ 5,449,033
Total investment income	5,449,033
Expenses:
Investment management fee (Note 3)	5,363,266
Administration fee (Note 3)	390,526
Directors' fees and expenses	318,716
Custodian’s fees and expenses	240,542
Legal fees and expenses	221,791
Insurance expense	153,223
Investor relations fees and expenses (Note 3)	145,703
Reports to shareholders and proxy solicitation	110,177
Independent auditors’ fees and tax expenses	108,940
Transfer agent’s fees and expenses	47,585
Miscellaneous	196,246
Total expenses	7,296,715

Net Investment Loss	(1,847,682)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $5,605,691 foreign capital gains tax) (Note 2g)	44,214,695
Foreign currency transactions	248,175
44,462,870
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred foreign capital gains tax of $8,695,161) (Note 2g)	55,230,463
Foreign currency translation	15,635
55,246,098
Net realized and unrealized gain from investments and foreign currencies	99,708,968
Change in Net Assets Resulting from Operations	$ 97,861,286

See Notes to Financial Statements.
10

Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$ (1,847,682)	$ (2,263,585)
Net realized gain from investments and foreign currency transactions	44,462,870	53,391,477
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	55,246,098	(157,422,315)
Net increase/(decrease) in net assets resulting from operations	97,861,286	(106,294,423)
Distributions to Shareholders From:
Distributable earnings	(48,963,296)	(88,177,570)
Net decrease in net assets from distributions	(48,963,296)	(88,177,570)
Issuance of 1,413,387 and 2,401,576 shares of common stock, respectively due to stock distribution (Note 5)	22,799,964	40,350,297
Change in net assets	71,697,954	(154,121,696)
Net Assets:
Beginning of year	477,302,517	631,424,213
End of year	$549,000,471	$ 477,302,517

See Notes to Financial Statements.
11

Financial Highlights

	For the Fiscal Years Ended December 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$16.29	$23.47	$22.99	$22.60	$23.84
Net investment income/(loss)	(0.06)	(0.08)	(0.12)	(0.04)	0.03
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.29	(3.79)	3.81	2.38	1.06
Total from investment operations	3.23	(3.87)	3.69	2.34	1.09
Distributions to common shareholders from:
Net investment income	–	(1.17)	(0.09)	(1.10)	(0.01)
Net realized gains	(1.64)	(2.02)	(3.12)	–	(2.32)
Return of capital	–	–	–	(0.85)	–
Total distributions	(1.64)	(3.19)	(3.21)	(1.95)	(2.33)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	(0.01)	(0.12)	–	–	–
Net asset value, end of year	$17.87	$16.29	$23.47	$22.99	$22.60
Market price, end of year	$18.29	$14.81	$21.10	$19.96	$20.13
Total Investment Return Based on(b):
Market price	36.55%	(15.32%)	21.89%	11.79%	10.90%
Net asset value	21.29%	(16.26%)	17.72%	14.69%	5.70%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$549,000	$477,303	$631,424	$618,431	$607,988
Average net assets applicable to common shareholders (000 omitted)	$488,158	$539,220	$651,685	$525,841	$623,568
Total expenses	1.49%	1.43%	1.35%	1.43%	1.35%
Net Investment income (loss)	(0.38%)	(0.42%)	(0.48%)	(0.20%)	0.13%
Portfolio turnover	22%	24%	22%	20%	14%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
12

Notes to  Financial Statements
December 31, 2023

1.  Organization
The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.
The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors (the "Board") designated abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the

13

Notes to  Financial Statements  (continued)
December 31, 2023

1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the  Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$ 16,318,062	$ 557,440,650	$–	$ 573,758,712
Short-Term Investment	2,010,445	–	–	2,010,445
Total Investments	$18,328,507	$557,440,650	$–	$575,769,157
Total Investment Assets	$18,328,507	$557,440,650	$–	$575,769,157
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended December 31, 2023, there were no significant changes to the fair valuation methodologies.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the
Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency

14

Notes to  Financial Statements  (continued)
December 31, 2023

gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Certain distributions received by the Fund could represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.
e.  Distributions:
The Fund has implemented a managed distribution policy (“MDP”) to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The MDP is subject to regular review by the Board.
The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.
Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
f.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.
g.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have

15

Notes to  Financial Statements  (continued)
December 31, 2023

unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Assets and Liabilities, and the change in such amount for the year ended December 31, 2023 is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
The Fund incurs Indian capital gains tax for the long-term gains realized after April 1, 2018 at 10% and for short-term gains at 15%, plus surcharge and tax. (See Deferred foreign capital gains tax on the Statement of Assets and Liabilities).
3.  Agreements and Transactions with Affiliates
a. Investment Manager:
abrdn Asia serves as the Fund’s investment manager with respect to all investments. For its services, abrdn Asia receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the fiscal year ended December 31, 2023, abrdn Asia earned a gross management fee of $5,363,266.
b. Fund Administration:
abrdn Inc., an affiliate of abrdn Asia, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual fee rate of 0.08% of the value of the Fund's average monthly net assets. During the fiscal year ended December 31, 2023, the Fund paid a total of $390,526 in administrative fees to abrdn Inc.
c. Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by abrdn Inc.
During the fiscal year ended December 31, 2023, the Fund incurred investor relations fees of approximately $145,703. For the fiscal year ended December 31, 2023, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2023, were $112,308,660 and $165,104,375, respectively.
5.  Capital
The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of December 31, 2023, there were 30,719,538 shares of common stock issued and outstanding.
The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the year ended December 31, 2023.
Payment Date	Shares Issued
March 31, 2023	397,865
June 30, 2023	338,014
September 30, 2023	347,852
December 31, 2023	329,656
6.  Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Investment Manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12-month period.
For the fiscal year ended December 31, 2023, the Fund did not repurchase any shares through this program.
7.  Portfolio Investment Risks
a.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in

16

Notes to  Financial Statements  (continued)
December 31, 2023

a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
b.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. The Fund focuses its investments in India, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
c.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
d.  Management Risk:
The Fund is subject to the risk that the Investment Manager may make poor security selections. The Investment Manager and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Investment Manager may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
e.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
f.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
g.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
h.  Risks Associated with Indian Markets:
The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and

17

Notes to  Financial Statements  (continued)
December 31, 2023

dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.
India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund’s investments.
There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including pandemic, war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to the Fund.
i.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.
Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
j.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
k.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
8.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

18

Notes to  Financial Statements  (concluded)
December 31, 2023

9.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of December 31, 2023, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$365,429,398	$234,966,709	$(24,626,950)	$210,339,759
The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 was as follows:
	December 31, 2023	December 31, 2022
Distributions paid from:
Ordinary Income	$ -	$32,319,919
Net Long-Term Capital Gains	48,963,296	55,857,651
Total tax character of distributions	$48,963,296	$88,177,570
Amounts listed as “–” are $0 or round to $0.
As of December 31, 2023, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$ -
Undistributed Long-Term Capital Gains	8,674,267
Total undistributed earnings	$ 8,674,267
Capital loss carryforward	$ -*
Other currency gains	-
Other Temporary Differences	-
Unrealized Appreciation/(Depreciation)	186,787,055**
Total accumulated earnings/(losses) – net	$195,461,322
Amounts listed as “–” are $0 or round to $0.
*	During the fiscal year ended December 31, 2023, the Fund did not utilize a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and passive foreign investment company gain/(loss).
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to net operating loss. These reclassifications have no effect on net assets or net asset values per share.
Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$(5,907,521)	$5,907,521
10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2023, other than as noted below.
On February 9, 2024, the Fund announced that it will pay on March 28, 2024, a stock distribution of US $0.43 per share to all shareholders of record as of February 22, 2024.

19

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Directors
The India Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of The India Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
February 28, 2024
20

Supplemental Information (Unaudited)

Board Approval of Investment Management Agreement
The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment management agreement (the “Management Agreement”) between The India Fund, Inc.  (the “Fund”) and abrdn Asia Limited (the “Investment Manager” or “AAL”) require that the Management Agreement be approved annually at an in-person meeting by the Board of Directors of the Fund (the “Board” or “Directors”), including a majority of the Directors who have no direct or indirect interest in the Management Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).
At a regularly scheduled quarterly meeting held on August 8, 2023 (the “Quarterly Meeting”), the Board voted unanimously to renew the Management Agreement between the Fund and the Investment Manager. In considering whether to approve the continuation of the Fund’s Management Agreement, the Board members received and considered a variety of information provided by the Investment Manager relating to the Fund, the Management Agreement and the Investment Manager, including information regarding the nature, extent and quality of services provided by the Investment Manager under the Management Agreement, comparative investment performance, premium and discount, fee and expense information of a peer group of funds (the “Peer Group”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data, and other performance information for relevant benchmark indices.  In addition, the Independent Directors of the Fund held a separate telephonic meeting on July 28, 2023 (the “Contract Review Meeting” and together with the Quarterly Meeting, the “Meetings”) to review the materials provided and the relevant legal considerations and met in executive session outside the presence of Fund management at the Contract Review Meeting and Quarterly Meeting with their independent legal counsel to discuss the Management Agreement.
The materials provided to the Board generally included, among other items:  (i) information regarding the Fund’s expenses and management fees, including information comparing the Fund’s expenses to those of the Peer Group and information about applicable fee “breakpoints” and any expense limitations; (ii) information regarding the profitability of the Management Agreement to the Investment Manager; (iii) information on the investment performance of the Fund and the performance of the Peer Group and the Fund’s performance benchmark; (iv) a report prepared by the Investment Manager in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of the Independent Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment management arrangements under the 1940 Act and Maryland law.
In addition, the Board, including the Independent Directors, also considered other matters such as: (i) the Investment Manager’s investment personnel and operations, (ii) the Investment Manager’s financial condition and stability, (iii) the resources devoted by the Investment Manager to the Fund, (iv) the Fund’s investment objective and strategy, (v) the Investment Manager’s record of compliance with the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) possible conflicts of interest, and (vii) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services. Throughout the process, the Board members had the opportunity to ask questions of and request additional information from management.
The Independent Directors were advised by independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding consideration of the renewal of the Management Agreement. In determining whether to approve the continuation of the Management Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Management Agreement include the factors listed below.
The Board also noted that in addition to the materials provided by the Investment Manager in connection with the Board’s consideration of the renewal of the Management Agreement at the Meeting, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund’s investment performance and information relating to the services provided by the Investment Manager.
As part of their deliberations, the Directors considered the following:
The costs of the services provided and profits realized by the Investment Manager and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board received and took into account information compiled at the request of the Fund by ISS that compared the Fund’s effective annual management fee rate with the fees paid by its Peer Group. The Board considered the management fee structure, including that management fees for the Fund were based on the Fund’s average weekly managed assets, defined as total assets of the Fund, including any assets attributable to leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but
21

Supplemental Information (Unaudited)  (continued)

not including any collateral received for securities loaned by the Fund. Management noted that due to the unique strategy and structure of the Fund, abrdn did not have any SEC-registered closed-end funds that were directly comparable to the Fund. Although there were no other substantially similar AAL-managed closed-end funds against which to compare the Fund’s management fees, the Investment Manager provided information for other products advised by AAL or its affiliates with similar investment strategies to those of the Fund where available.   In evaluating the Fund’s management fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group.
Investment performance of the Fund and the Investment Manager. The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return to comparable investment companies. The Board also received and considered performance information compiled by ISS as compared with the fund in the Fund’s Morningstar category (the “Morningstar Group”).  Additionally, because of the limited number of funds in the Fund’s Morningstar Group, the Fund’s performance was also compared against the Peer Group.
In addition, the Board received and reviewed information regarding the Fund’s total return on a net and gross basis and relative to the Fund’s benchmark and the Fund’s share performance and premium/discount information. The Board also received and considered information about the Fund’s total return against the respective Morningstar Group and Peer Group averages and against other abrdn-managed funds. The Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of each of these other funds. Additionally, the Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and Peer Group and management’s discussion of the Fund’s performance. The Board also considered the Investment Manager’s performance and reputation generally, the responsiveness of the Investment Manager to Director concerns about performance and the willingness of the Investment Manager to take steps intended to improve performance.  The Board concluded that overall Fund performance supported continuation of the Management Agreement.
The nature, extent and quality of the services provided to the Fund under the Management Agreement. The Directors also considered the nature, extent and quality of the services provided by the Investment Manager to the Fund and the resources dedicated to the Fund by the Investment Manager and its affiliates. Among other things, the Board reviewed the background and experience of the Investment Manager’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors also considered the financial condition of the Investment Manager and the Investment Manager’s ability to provide quality service to the Fund. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors also took into account the Investment Manager’s investment experience and considered information regarding the Investment Manager’s compliance with applicable laws and Securities and Exchange Commission  and other regulatory inquiries or audits of the Fund and/or the Investment Manager. The Board considered the Investment Manager’s risk management processes. The Board noted that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Investment Manager’s compliance policies and procedures and considered the Investment Manager’s brokerage policies and practices. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable and reflected economies of scale being shared between the Fund and the Investment Manager. The Board based its determination on various factors, including how the Fund’s management fees compared relative to the Peer Group at higher asset levels and that the Fund’s management fee schedule provided breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increases, as applicable.
The Board also considered other factors, which included but were not limited to the following:
•	the nature, quality, cost and extent of administrative services and investor relations services performed by abrdn Inc. (“AI”), an affiliate of the Investment Manager, under separate agreements covering administrative services and investor relations services.
•	whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Investment Manager.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
•	so-called “fallout benefits” to the Investment Manager or AI, such as the benefits of research made available to the Investment Manager or AI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
* * *
22

Supplemental Information (Unaudited)  (concluded)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, voting separately, approved the Fund’s Management Agreement for an additional one-year period.
23

Additional Information Regarding the Fund (Unaudited)

Recent Changes
The following information is a summary of certain changes during the fiscal year ended December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objective and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund’s principal risks; and (iii) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control.
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Effective September 1, 2023, Adrian Lim left abrdn and retired from the investment management industry. The Fund continues to be managed by James Thom, Flavia Cheong, Kristy Fong and Yoojeong Oh.
Investment Objectives. Strategies and Policies
The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.
Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, or ADRs, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on an Indian stock exchange or in an Indian over-the-counter market.
The Fund’s investment objective and its policy to invest, under normal market conditions, at least 80% of its total assets in equity securities of Indian companies are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.
Portfolio Structure
Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Indian companies. “Indian companies” are companies that:
•	are organized under the laws of India,
•	regardless of where organized, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in India, or have at least 50% of their assets in India, or
•	have securities which are traded principally on any Indian stock exchange or in the Indian over-the-counter market.
Up to 20% of the Fund’s total assets may be invested, subject to certain restrictions, in:
•	equity securities of companies (other than companies considered “Indian companies” under the above criteria), regardless of where organized, which the Investment Manager believes derive, or will derive, at least 25% of their revenues from business in or with India, or have at least 25% of their assets in India,
•	debt securities including high yield/high risk and unrated debt (commonly referred to as “junk bonds”), denominated in Indian rupees or issued or guaranteed by an Indian company, the Government of India or an Indian governmental entity, and
•	debt securities of the type described below under “– Temporary Investments.” We refer to these securities as “temporary investments.”
Up to 20% of the Fund’s assets may also be utilized to purchase and sell options on securities, financial futures, fixed income indices and other financial futures contracts, enter into interest rate transactions and to enter into currency transactions, sell securities short and loan portfolio securities. The Fund will only invest in such assets in order to hedge against financial risks. With respect to interest rate transactions, the Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. Currency transactions may include currency forward contracts, exchange listed currency futures contracts, exchange listed and over-the-counter options on currencies and currency swaps. Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. The Fund will not be obligated, however, to do any hedging and makes no representation as to the availability of these techniques at this time or at any time in the future.
The Fund’s assets may be invested in debt securities, other than temporary investments, when the Investment Manager believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation. The Fund may invest up to 100% of its assets in temporary investments for temporary defensive purposes due to political, market or other factors affecting markets in India.
The Fund may invest in investment funds, including unregistered funds, that invest at least 80% of their total assets in the equity securities of Indian companies in which the Fund is authorized to invest. Subject to the provisions of and rules under the 1940 Act, the Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Manager believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities.
The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment

24

Additional Information Regarding the Fund (Unaudited)   (continued)

Manager may, among other factors, consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors.
While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies.
In seeking to achieve the Fund’s investment objective, the Investment Manager invests in quality companies and are active, engaged owners. The Investment Manager evaluates every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material ESG factors impacting a company. Examples of ESG factors considered by the Investment Manager include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated.
The Investment Manager seeks to understand what is changing in companies, industries and markets but isn’t being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Investment Manager seeks to identify companies whose quality is not yet fully recognized by the market.
The Investment Manager may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.
Temporary Investments
The Fund may hold and/or invest its assets in cash and/or temporary investments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in temporary investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets, the Investment Manager determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the
Fund invests in temporary investments, it may not achieve its investment objective.
Specifically, “temporary investments” are debt securities denominated in U.S. dollars or in another freely convertible currency including:
•	short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by:
•	the U.S. government or the Indian government or their agencies or instrumentalities, or
•	international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development;
•	finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody’s Investors Service, Inc. or A-1 or A or better by Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Investment Manager;
•	obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and
•	repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the
U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy.
Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.
Other Investments
Illiquid securities. The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may invest in private or newly public companies. The Fund does not currently intend to invest in privately placed securities other than those where no term, other than price and payment terms, is

25

Additional Information Regarding the Fund (Unaudited)   (continued)

negotiated. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. In some cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.
Rule 144A securities. The Fund may purchase certain restricted securities, or Rule 144A securities, for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now have liquidity, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund’s portfolio. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid.
Convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as:
•	higher yields than common stocks but lower yields than comparable nonconvertible securities;
•	a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and
•	the potential for capital appreciation if the market price of the underlying common stock
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
In selecting convertible debt securities for the Fund, the following factors, among others, may be considered by the Investment Manager:
•	the creditworthiness of the issuers of the securities;
•	the interest income generated by the securities;
•	the potential for capital appreciation of the securities and the underlying stock;
•	the conversion prices of the securities relative to the underlying stocks; and
•	the conversion prices of the securities relative to other comparable securities.
Warrants. The Fund may invest in warrants, which are securities permitting but not obligating their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of an issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.
Equity-linked debt securities. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments that an issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity- linked debt securities may be considered more speculative than other types of debt securities. In selecting equity-linked debt securities for the Fund, the Investment Manager may consider, among other factors, the creditworthiness of the issuers of the securities and the volatility of the index of equity securities.
Additional Investment Activities
In addition to the investment policies discussed above, the Fund may engage in certain additional investment activities. These activities may be limited by Indian law or regulations.
Hedging
The Fund is authorized to use various hedging and investment strategies. From time to time and as permitted by the 1940 Act, the Fund may engage in certain hedging activities described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates).
In addition, techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

26

Additional Information Regarding the Fund (Unaudited)   (continued)

Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps. It may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments. And it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions that may be developed to the extent the Investment Manager determines are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s futures transactions will be entered into for hedging purposes. There is, however, no limit on the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.
The Investment Manager has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Investment Manager is not, therefore, is not subject to registration or regulation as a “commodity pool operator” under the CEA.
When-Issued and Delayed Delivery Securities
The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it may sell them before the settlement date if it is deemed advisable.
Loans of Portfolio Securities
The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. By doing so, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities that it lent. To the extent that, in the meantime, the value of the securities that the Fund has lent has increased, the Fund could experience a loss.
Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time that securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities lent will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund’s or the borrower’s option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund’s Board of Directors.
Investment Funds
The Fund may invest in investment funds, including unregistered funds, other than those for which the Investment Manager serve as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds. To the extent that the Fund invests in other investment funds, including unregistered funds, the Fund’s stockholders will incur certain fees and expenses, including investment advisory fees. As a stockholder in an investment fund, the Fund will bear its ratable share of the investment fund’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested.
Short Sales
Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. A short sale is a transaction in which the Fund would sell securities it does not own but has borrowed. In the event the Fund elects to sell securities short, the Fund’s intention would be to seek to take advantage of decreases in the market prices of securities in order to increase the Fund’s return on its investments. When the Fund makes a short sale, the proceeds it receives from the sale will be held

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on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities, and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid debt obligations.
Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited whereas losses from purchases can equal only the total amount invested.
Leverage
Although the Fund does not presently do so, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund’s total assets. Borrowings may be secured by the Fund’s assets. Temporary borrowings in an additional amount of up to 5% of the Fund’s total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.
Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund’s portfolio. Although the principal of any leverage will be fixed, the Fund’s assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund’s common stock.
The Fund also may enter into reverse repurchase agreements with any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities, and the Fund’s use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision.
Asset Coverage Requirements
The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund’s total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied.
With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.
Risk Factors
General
The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund’s Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

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Equity Risk
The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.
As an investment company that holds primarily common stocks, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Moreover, as a holder of common stock, the Fund’s rights to the assets of the companies in which it invests will be subordinated to such companies’ holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company’s assets only after such company’s preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.
Fixed Income Risk
The Fund may invest up to 20% of its assets in debt securities whose value will tend to decrease as interest rates rise. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Investment and Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of stocks as an investment. Also, to the extent that the Fund emphasizes stocks from any given industry, it could be hurt if that industry does not do well.
Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock market around the world.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Conflicts of Interest Risk
The portfolio managers' management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Manager believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition,

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the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Investment Manager that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
From time to time, the Investment Manager may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Investment Manager of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Investment Manager's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Investment Manager has adopted various policies to mitigate these conflicts.
In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Investment Manager. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Manager or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Investment Manager between the interests of the Fund and the portfolio company, in that the ability of the Investment Manager to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund's affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise. The Investment Manager or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by Investment Manager for other clients, and the Investment Manager will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Manager may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund's ability to trade in the securities of such companies.
Inflation Risk
Inflation risk is the risk that the purchasing power of assets or income from investment will be less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common stock. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objective depends upon the Investment Manager's ability to find and exploit  market inefficiencies with respect to undervalued securities

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and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Investment Manager to fulfill the Fund's investment objective. The Investment Manger's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Investment Manager, the Investment Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.
Issuer Risk
The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Risks Related to the Fund’s Operations
Country/Regional Focus Risk
Focusing on a single country involves increased currency, political, regulatory and other risks. Market swings in the targeted country will have a greater effect on portfolio performance than they would in a more geographically diversified fund.
India Investing Risk
Political, economic, social and other factors in India may adversely affect the Fund’s performance.
An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability, sectarian violence or diplomatic developments (including war or terrorist attacks). Religious and border disputes persist in India. The Indian government has confronted separatist movements in several Indian states. Additionally, India has experienced hostilities with neighboring countries, such as Pakistan and China. The longstanding dispute with Pakistan over the Indian states of Jammu and Kashmir remains unresolved.
Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund’s investments.
Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the trade policies of the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.
There are over 20 recognized stock exchanges in India. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.
Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays, broker strikes, and restrictions on trading certain securities that, if they occur again in the future, could affect

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Additional Information Regarding the Fund (Unaudited)   (continued)

the market price and liquidity of the Indian securities in which the Fund invests.
The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of the Fund’s shares of common stock and the price at which those shares trade.
In addition, the stock market in India is volatile. Indian stocks, like those in other emerging markets, have a history of extreme volatility with sharp advances and rapid declines, which can be sudden and unpredictable. In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.
There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.
There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. The Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.
The Fund will invest in India as a sub-account of the Investment Manager, which is registered as a foreign institutional investor (“FII”) with the Securities and Exchange Board of India (“SEBI”). There are limits on to the total investments permitted to be made by the Investment Manager in the Indian markets and on the amount of equity and debt securities the Investment Manager may hold of a particular Indian company, in addition to limits on the ability to invest in certain industries, on behalf of all of the sub-accounts for which it is investing, and by each individual sub-account, subject to certain exceptions.
There can be no assurance that the Investment Manager will continue to qualify as an FII or that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to make and dispose of investments in India. The registration of the Fund as a sub-account is co-terminus with the Investment Manager's registration as an FII. Any cancellation of such FII registration will result in the cancellation of the sub-account registration. If the sub-account registration of the Fund is cancelled, the Fund will not be permitted to trade in the Indian securities markets any further, and will be required to sell its holdings in the Indian securities markets within a specified time. Such unintended sale of holdings of Indian securities by the Fund may adversely impact the value of the Fund's assets and thereby the Fund's shareholders. If the FII's status is lost, the Fund may, subject to the compliances, register itself as a sub-account of another FII.
The due diligence that the Fund can conduct may be limited by Indian regulations that restrict the ability to conduct inside due diligence on listed companies. Indian insider trading regulations prohibit any dealings in securities on the basis of unpublished price sensitive information. This restriction will impact the ability of the Investment Manager to receive and analyze such information, which could adversely affect the quality and effectiveness of the due diligence. In addition, any dealings on the basis of unpublished price sensitive information may expose the recipient to insider trading charges.
The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars (see “Foreign Currency Risk” below) and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder.
Under certain circumstances, such as a change in law or regulation or loss of FII authorization, governmental regulation or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors may be required. In addition, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. If for any reason the Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code.

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The Fund’s estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Investment Manager in pursuing the Fund’s objective of long-term capital appreciation through investing in equity securities of Indian companies. Investments in Indian equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.
Investments in Other Investment Companies
Indirect foreign investment in the securities of companies listed and traded on the stock exchanges in India may be permitted through investment funds that have been specially authorized. The Fund may invest in these investment funds subject to the provisions of and rules under the 1940 Act. If the Fund invests in investment funds, the Fund’s stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will indirectly bear the expenses of the underlying investment funds.
Foreign Currency Risk
Foreign currency fluctuations could adversely affect the Fund’s performance.
The Fund’s assets will be invested principally in securities of Indian issuers and substantially all of the income received by the Fund will be in Indian rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Indian rupees to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.
Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Indian rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies, if available.
Small and Mid-Cap Company Risk
Investments in unseasoned and small and mid-capitalization Indian companies may expose the Fund to greater investment risk.
While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies. Investments in the securities of these companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of less seasoned and smaller capitalized companies are often traded in the over-the-counter market and have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund’s investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Indian companies.
The Fund has not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities it may invest.
Illiquid Securities Risk
The Fund’s investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books.
The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short- term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

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Additional Information Regarding the Fund (Unaudited)   (continued)

Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets, and bank failures. The impact of more stringent capital requirements, recent or future failure of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Market Discount Risk
Shares of closed-end investment companies frequently trade at a discount from NAV. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Fund's common shares trading at a discount. The risk that the Fund's common shares may trade at a discount is separate from the risk of a decline in the Fund's NAV as a result of investment activities. Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder's basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund's NAV. Because the market price of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund's control, the Fund cannot predict whether its common shares will trade at, below or above the NAV, or at, below or above the public offering price for the Fund's common shares.
Non-Diversified Status
The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities than would a fund with a diversified investment portfolio. Although the
Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a “diversified” management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.
High Yield Securities Risk
To the extent that the Fund invests in high yield/high risk and unrated debt, it may adversely affect the Fund’s performance.
Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund's investments in lower rated securities may involve the following specific risks: greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due; wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and greater risk of loss due to declining credit quality.
Leverage Risk
The extent to which the Fund utilizes leverage to hedge against financial risks may increase its expenses and adversely affect the Fund’s performance.
Although the Fund does not presently do so, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund’s total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the NAV of the common stock and in the return on the Fund’s portfolio. Although the principal of any leverage will be fixed, the Fund’s assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can, during any period, exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund’s securities. The Fund may also borrow by entering into reverse repurchase agreements,

34

Additional Information Regarding the Fund (Unaudited)   (continued)

which will subject the Fund to additional market risk as well as credit risks with respect to the buyer of the securities under the agreement.
Anti-Takeover Charter Provisions
The Fund’s charter and amended and restated by-laws and Maryland law contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund’s possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of common stock to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund’s Board of Directors has determined that these provisions are in the best interests of the Fund and its stockholders.
Private Placements, Other Restricted Securities and IPOs Risk
The Fund is permitted to invest in privately held companies and companies that only recently began to trade publicly. Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid securities.
Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”). Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.
Private placement securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.
Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.
Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices likely require the Fund to determine a fair value for such investments. The fair valuation process involves a significant amount of judgment and the fair value prices determined for the Fund could differ from those of other market participants because there is less reliable objective data available
An initial public offering ("IPO"), which marks the debut of a company’s stock on a public stock exchange, results in greater available financing for the company and more information available to evaluate the company’s investment prospects. Investments in a company before its IPO may occur when there is generally little publicly available information at the time of the Fund’s investment. As such, the Investment Manager’s ability to evaluate a pre-IPO company will be limited. There can be no assurance that the information that the Investment Manager does obtain with respect to any investment is reliable. Pre-IPO companies may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger business, which tend to render such pre-IPO companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Pre-IPO companies are more likely to depend on the efforts of a single individual or small group of individuals and the death, disability, resignation, or termination of one of those individuals could significantly impact the Fund’s investment. The inability of one of these portfolio companies to complete an IPO within its anticipated timeframe may negatively impact the value of the Fund’s investment.
In addition, companies that only recently began to publicly trade tend to have limited products and customers, may not be fully prepared for the additional oversight and regulation that results, and do not have a trading history to assess how the stock has behaved during various market cycles.

35

Additional Information Regarding the Fund (Unaudited)   (continued)

Foreign Custody
The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.
Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock in varying degrees. Depending on the relationship of such market price to the conversion price in the terms of the convertible security, convertible securities are also subject to the same types of market and issuer risks that may negatively affect the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. A convertible debt security is not counted as an equity security for purposes of the Fund’s 80% policy.
Depositary Receipts
Depositary receipts are typically issued by a bank or trust company and represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities. In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
Valuation Risk
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed to it by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Investment Manager generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares on the NYSE.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Investment Manager and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Fundamental Investment Restrictions
The following restrictions, along with the Fund’s investment objective, its policy to invest at least 80% of the Fund’s total assets in the equity securities of Indian companies under normal market conditions, are, subject to the next sentence, the Fund’s only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In addition, as a matter of fundamental policy and notwithstanding any other fundamental investment policy or limitation, the Fund may invest all or a portion of its assets invested in

36

Additional Information Regarding the Fund (Unaudited)   (concluded)

India through a subsidiary, trust or other similar arrangement (including a branch) established by the Fund at any such time that the Board of Directors of the Fund determines that it is in the best interests of the Fund’s stockholders. As used in here, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this report are not fundamental policies of the Fund and may be changed by the Fund’s Board of Directors without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in any percentage resulting from any cause other than actions by the Fund will not be considered a violation.
Under its fundamental restrictions, the Fund may not:
•	purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, except that there is no limitation with respect to investment in obligations issued or guaranteed by the S. government, its agencies or instrumentalities;
•	issue senior securities or borrow money, except for (a) senior securities (including borrowing money, margin transactions if the margin securities are owned and entering into reverse repurchase agreements, or any similar transactions) not in excess of 25% of its total assets (including the amount borrowed) and (b) borrowings of up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for the clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) However, with respect to the above, the Fund’s obligations under when-issued and delayed delivery and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging shall not be treated as involving the issuance of a “senior security” or a “borrowing.” Also, for purposes of clauses (a) and (b) above, the term “total assets” shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities, except for such liabilities and indebtedness as are excluded from treatment as senior securities by this second bullet. The Fund’s obligations under interest rate, currency and equity swaps are not treated as senior securities;
•	purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in hedging, as described in the section titled “Additional Investment Activities – Hedging”;
•	make loans, except that: (1) the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities and (c) make loans of portfolio securities; and (2) delays in the settlement of securities transactions will not be considered loans;
•	underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;
•	purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);
•	purchase securities on margin, except (1) as provided in the second bullet above and (2) (a) for delayed delivery or when-issued transactions, (b) such short-term credits as are necessary for the clearance of transactions and (c) margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions); or
•	invest for the purpose of exercising control over the management of any company.
For purposes of the above restrictions on senior securities and as further described above under “Additional Investment Activities – Asset Coverage Requirements,” the 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. Short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives, such as swap agreements) and the purchase and sale of securities on a when-issued or forward commitment basis may be deemed to constitute indebtedness subject to this requirement.
For purposes of the above restrictions on loans of portfolio securities and as further described under “Additional Investment Activities – Loans of Portfolio Securities,” the Fund may make loans of portfolio securities if liquid assets in an amount at least equal to the current market value of the securities lent (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account.

37

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

38

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

39

Management of the Fund  (Unaudited)
As of December 31, 2023

The names, years of birth and business addresses of the Board Members and officers of the Fund as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Investment Manager are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Members
Alan Goodson*** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Class I Director & President	Term expires 2024; Director since 2021	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.	1 Registrant consisting of 1 Portfolio	None.
Independent Board Members
Nisha Kumar c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Class II Director	Term expires 2026; Director since 2016	Ms. Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She is a member of the Council on Foreign Relations and serves as an independent board director for the Legg Mason Closed End Funds.	1 Registrant consisting of 1 Portfolio	Director of 24 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.
Jeswald W. Salacuse c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1938	Chair of the Fund; Class I Director	Term expires 2024; Director since 1993	Dean Emeritus and Distinguished Professor Emeritus, Tufts University since 2020. Formerly, Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, from 1986 to 2020. He has also served as an International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004. Director and Chairman of The Asia Tigers Fund, Inc. from 1993 to 2018.	1 Registrant consisting of 1 Portfolio	Former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.
40

Management of the Fund  (Unaudited)  (continued)
As of December 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Luis F. Rubio c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class II Director	Term expires 2026; Director since 1993	Mr. Rubio has been Chairman of Mexico Evalua- CIDAC since 2000 and Chairman, Mexican Council on Foreign Relations (2017-2020). He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 51 books. Former Director of The Asia Tigers Fund,Inc. Director of Cocacola Femsa.	1 Registrant consisting of 1 Portfolio	Director of one registered investment company advised by Advantage Advisers LLC or its affiliates.
Nancy Yao c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Director	Term expires 2025; Director since 2016	Ms. Yao is a lecturer on accounting and governance at Yale University. She is also a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America from 2015 until 2023. Prior to that, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs’ Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations.	8 Registrants consisting of 8 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of December 31, 2023 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Goodson is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
41

Management of the Fund  (Unaudited)  (continued)
As of December 31, 2023

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Katherine Corey** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2013	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2018	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2011	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
42

Management of the Fund  (Unaudited)  (concluded)
As of December 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Yoojeong Oh** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1981	Vice President	Since 2019	Currently, Investment Director on the Asian Equities Team at abrdn. Yoojeong joined the company in 2005.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	Vice President	Since 2011	Currently, Head of Closed End Funds & Managing Director - Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2012	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
James Thom** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2019	Currently, a Senior Investment Director on the Asian Equities Team at abrdn. Mr. Thom joined the company in 2010.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
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Corporate Information

Directors
Jeswald W. Salacuse, Chair
Alan Goodson
Nisha Kumar
Luis F. Rubio
Nancy Yao
Investment Manager
abrdn Asia Limited
7 Straits View
#23-04 Marina One East Tower
Singapore 018936
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.abrdnifn.com.
This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

IFN-ANNUAL

Item 2. Code of Ethics.

(a)	As of December 31, 2023, The India Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Nisha Kumar, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Kumar as the Audit Committee’s financial expert. Ms. Kumar is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
December 31, 2023	$58,500	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
December 31, 2022	$56,250	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2023	$0	$0	$1,171,994	$1,171,994
December 31,2022	$0	$0	$1,108,929	$1,108,929

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended December 312023, the Audit Committee members were:

Nisha Kumar

Nancy Yao

Jeswald Salacuse

Luis F. Rubio

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Asian Equities team. The Asian Equities team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
James Thom Senior Investment Director – Asian Equities	Currently a Senior Investment Director on the Asian Equities team. He joined abrdn in 2010 from Actis, an Emerging Markets Private Equity firm. He graduated with an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.
Flavia Cheong Head of Equities – Asia Pacific	Flavia Cheong is the Head of Equities - Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining abrdn in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. She graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA® charterholder.
Kristy Fong Senior Investment Director – Asian Equities	Currently a Senior Investment Director on the Asian Equities team. Kristy joined abrdn in 2004 from UOB KayHian Pte Ltd where she was an analyst. She graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA® charterholder.
Yoojeong Oh Investment Director – Asian Equities	Yoojeong Oh is an Investment Director on the Asian equities team. Yoojeong joined the company in 2005 and was initially a member of the UK and European equities Team in London before moving to Singapore. Yoojeong graduated with a MEng in Engineering, Economics and Management from the University of Oxford and is a CFA charterholder.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of December 31, 2023.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
James Thom[1]	Registered Investment Companies	4	$842.94	0	$0
	Pooled Investment Vehicles	50	$16,185.18	0	$0
	Other Accounts	40	$12,748.44	0	$0
Flavia Cheong[1]	Registered Investment Companies	4	$842.94	0	$0
	Pooled Investment Vehicles	50	$16,185.18	0	$0
	Other Accounts	40	$12,748.44	0	$0
Kristy Fong[2]	Registered Investment Companies	11	$4,948.84	0	$0
	Pooled Investment Vehicles	68	$22,776.93	0	$0
	Other Accounts	60	$20,149.94	0	$0
Yoojeong Oh1	Registered Investment Companies	4	$842.94	0	$0
	Pooled Investment Vehicles	50	$16,185.18	0	$0
	Other Accounts	40	$12,748.44	0	$0

1 Includes accounts managed by the Asian Equities team, of which the portfolio manager is a member.

2 Includes accounts managed by the Global Emerging Markets Equity team and Asian Equities team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2023
James Thom	None
Flavia Cheong	None
Kristy Fong	None
Yoojeong Oh	None

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 14. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

(e)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (e)(1) and (e)(2) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The India Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The India Fund, Inc.

Date: March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The India Fund, Inc.

Date: March 11, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
The India Fund, Inc.

Date: March 11, 2024